                                                                   EXHIBIT 10.12


                   NEW ENGLAND TELEPHONE AND TELEGRAPH COMPANY
                            RESALE SERVICE AGREEMENT

         This Agreement is by and between New England Telephone and Telegraph Company ("Company") d/b/a Bell Atlantic - Vermont and Essential.Com, Inc. ("Customer").

         WHEREAS, the Company will offer local exchange services ("Service(s)") for resale;

         WHEREAS, the Customer is a reseller operating in the State of Vermont;

         WHEREAS, the Company and the Customer have negotiated in good faith for the resale of such Services pursuant to and consistent with the Telecommunications Act of 1996.

         NOW, THEREFORE, in consideration of the mutual obligations set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Customer agree as follows:

1. RESALE ARRANGEMENT

         The Company will offer telecommunications services it provides at retail to end users in the State of Vermont for resale by the Customer in accordance with the attached Terms and Conditions - Resale Services contained in Attachment A. Attachment A is incorporated herein as an integral and necessary part of the parties' agreement. Whenever reference is made herein to the Agreement, the reference includes Attachment A.

2. TERM OF AGREEMENT

          A. The Company will file the Agreement promptly following its execution with the Vermont Public Service Board ("Board") for approval pursuant to section 252 of the Telecommunications Act of 1996. The Agreement will be effective as of the date the resale agreement is signed by both parties.

          B. Upon execution of the Agreement by both parties, the Company and Customer shall endeavor to jointly develop an implementation plan for the services that Customer will resell.

         C. Each Party agrees to fully support approval of the Agreement by the Board without modification. The Parties, however, reserve the right to seek regulatory relief and otherwise seek redress from each other regarding performance and implementation of this Agreement. In the event the Board rejects this Agreement in whole or in part, the Parties agree to meet and negotiate in good faith to arrive at a mutually acceptable modification of the rejected portion(s); provided that such rejected portion(s) shall not affect the validity of the Remainder of this Agreement.

         D. The Agreement is subject to change, modification, or cancellation as may be required and mutually agreed by either Party based on any significant change in Federal Communications Commission or Board rules which may impact the provision of service under this Agreement or the rights and obligations of the Parties under the Act.

         E. Either party may terminate Agreement with 90 days written notification to the other.

3. CHARGES

          A. The Customer shall pay the Company the charges contained in Attachment A. The Parties understand that the charges contained in Attachment A are subject to revision by the Board. If the Board issues any decision or order which approves for any telecommunications carrier different charges for any of the services contained in Attachment A within six months following the effective date of this Agreement, the Parties will true-up the charges paid under this Agreement retroactive to the effective date of the Agreement based upon the decision or order of the Board. However, if the Board does not issue such a decision or order within six months, the Parties agree that there will be no true-up, and any new charges approved thereafter by the Board will apply to the services provided under this Agreement as of the date of the VTPSB order or decision.

          B. The Recurring Monthly Service Establishment charge of $2605.55 per reseller, per month, set out at Section 6.10.5.2, shall not be payable unless and until such charge, or any part thereof, has been approved by the Vermont Public Service Board. Subsequent to Vermont Board Approval, Customer agrees to pay such charge, or approved part thereof, on an ongoing basis for the period specified in Attachment A. In addition, Customer agrees to a true-up of the Service Establishment Charge in as many monthly installments as the number of months required for the Vermont Board to review and approve said charge, measured from Customer's commencement of operations.

4. PROMOTIONAL MATERIAL


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

         The Company shall provide the Customer with a reasonable amount of information related to the use of the services the Customer will resell for its use in its marketing and product materials. The Company, in consultation with Customer, shall determine the type, quantity, and availability of the information to be provided to Customer. The
         Company shall also make available to Customer's personnel basic training related to the use and operation of the services. The Company shall reasonably determine the timing and content of such training. Such training and promotional material shall be provided to the Customer only and the Company is under no obligation to provide any training or promotional material to any other person or entity the Customer may engage in the sale, provision, or use of the Services.

5. GOVERNING LAW

         This Agreement shall be governed by and construed in accordance with the laws of the State of Vermont, except a provision of law which would refer any issue to another jurisdiction.

6. ENTIRE AGREEMENT

         This Agreement constitutes the entire understanding between the Parties with respect to the subject matter hereof and supersedes all prior understandings, oral or written representations, statements, negotiations, proposals and undertakings in oral written form.

7. AMENDMENTS AND WAIVERS

          A. This Agreement may be amended or additional provisions may be added by written agreement signed by or on behalf of both parties. No amendment or waiver of any provisions of this Agreement, and no consent to any default under this Agreement, shall be effective unless the same shall be in writing and signed by a duly authorized representative on behalf of the party against whom such amendment, waiver or consent is claimed, except as otherwise provided in this Agreement preceding. In addition, no course of dealing or failure of any party to enforce strictly any term, right or condition of this Agreement shall be construed as a waiver of such term, right or condition.

          B. Either party's failure at any time to enforce any of the provisions of this Agreement or any right with respect thereto, or to exercise any option herein provided, will in no way be construed to be a waiver of such provisions, rights, or options or in any way to affect the validity of this Agreement. The exercise by either party of any rights or options under the terms herein shall not preclude or prejudice the exercise thereafter of the same or other rights under this Agreement.

8. ASSIGNMENT


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

         Neither party may assign or transfer (whether by operation of law or otherwise) this Agreement (or any rights or obligations hereunder) to a third party without the prior written consent of the other party which consent shall not be unreasonably withheld; provided, however, each party may assign this Agreement to a corporate affiliate or an entity under its common control or an entity acquiring all or substantially all of its assets or equity by providing prior written notice to the other party of such assignment or transfer. Any attempted assignment or transfer that is not permitted shall be void AB INITIO. All obligations and duties of any party shall be binding on all. successors in interest and assigns of such party.

9.       NOTICE AND DEMAND

         Except as otherwise provided under this Agreement, all notices, demands, or requests which may be given by any party to the other party shall be in writing and shall be deemed to have been duly given on the date delivered in person or deposited, postage prepaid, in the United States Mail via Certified Mail or nationally recognized overnight carrier, return receipt requested, and addressed as follows:

               TO RESELLER:         President
                                    Essential.Com, Inc.
                                    3 Burlington Woods Drive
                                    Burlington, MA 01803
                                    Tel: (781) 229-9599
                                    Fax: (781) 229-9499

                 TO COMPANY:        Account Manager - Resale Services
                                    222 Bloomingdale Road
                                    2nd floor
                                    White Plains, NY 10605

                         cc:        Bell Atlantic Corporation
                                    General Counsel
                                    1095 Avenue of the Americas
                                    41st floor
                                    New York, NY 10036

           If personal delivery is selected as the method of giving notice under this Section, a receipt of such delivery shall be obtained. The address to which such notices, demands, requests, elections or other communications are to be given by either party may be changed by written notice given by such party to the other party pursuant to this Section.

10.      THIRD-PARTY BENEFICIARIES

         This Agreement shall not provide any person not a party to this Agreement with any remedy, claim, liability, reimbursement, claim of action or other right in excess of those existing without reference to this Agreement.

11.      FORCE MAJEURE

         Neither party shall be deemed to be negligent, at fault, or otherwise liable in any respect for any delay or failure in performance of any part of this Agreement to the extent that such failure or delay is caused by acts of God, acts of civil or military authority, government regulations, embargoes, epidemics, war, terrorist acts, riots, insurrections, fires, explosions, earthquakes, nuclear accidents, floods, strikes, power blackouts, volcanic action, other major environmental disturbances, unusually severe weather conditions, inability to secure products or services of other persons or transportation facilities, or acts or omissions of transportation common carriers or other causes beyond the control of the party obligated to perform. If any force majeure condition occurs, the party delayed or unable to perform shall give immediate notice to the other Party and shall take all reasonable steps to correct the force majeure condition. During the pendency of the force majeure, the duties of the parties under this Agreement affected by the force majeure condition shall be abated and shall resume without liability thereafter.

12.      CONTINGENCY

         Notwithstanding any other provision of this Agreement, this Agreement is subject to change, modification, or cancellation as may be required by a regulatory authority or court in the exercise of its lawful jurisdiction.

13.      COMPLIANCE

         Each Party shall comply with all applicable federal, state, and local laws, rules, and regulations applicable to its performance under this Agreement.

14.      NON-EXCLUSIVE AGREEMENT

         This Agreement is non-exclusive. The Company reserves the right to extend to others the Services and rights provided for herein.

15.      PUBLICITY AND USE OF TRADEMARKS OR SERVICE MARKS

         Neither Party nor its subcontractors or agents will use the other Party's trademarks, service marks, logos or other proprietary trade dress in connection with the sale of products and services, or in any advertising, press releases, publicity matters or other promotional materials without such Party's prior written consent.

         Neither Party may imply any direct or indirect affiliation with or sponsorship or endorsement of its company, products and services by the other Party.

16.      SEVERABILITY

         In the event any of the provisions of this Agreement are found to be invalid by any administrative agency, arbitrator or court or competent jurisdiction, the remaining provisions of this Agreement, whether relating to similar or dissimilar subjects, shall nevertheless be binding with the same effect as though the invalid provisions were deleted, unless the result would be to substantially change the rights or obligations of either party, in which event the parties shall seek to negotiate in good faith revisions to the Agreement consistent with their earlier intent. Failing further agreement, this Agreement shall terminate and no party shall be liable to the other, except for outstanding amounts due under this Agreement, including, but not limited to, amounts due pursuant to the payment terms, the carryover pool, and any other amounts which survive termination as stated in this Agreement.

17.      EXECUTED IN COUNTERPARTS

         This Agreement may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same document.

18.      READINGS

         The headings in this Agreement are for convenience and shall not be construed to define or limit any of the terms herein or affect the meanings or interpretation of this Agreement.

19.      DISCLAIMER OF REPRESENTATIONS AND WARRANTIES

         EXCEPT AS EXPRESSLY PROVIDED UNDER THIS AGREEMENT, NO PARTY MAKES OR RECEIVES ANY WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO THE SERVICES, FUNCTIONS AND PRODUCTS IT PROVIDES UNDER OR CONTEMPLATED BY THIS AGREEMENT AND THE PARTIES DISCLAIM THE IMPLIED WARRANTIES OF MERCHANTABILITY OR OF FITNESS FOR A PARTICULAR PURPOSE.

20.      JOINT WORK PRODUCT

         This Agreement is the joint work product of the Parties and has been negotiated by the Parties and their respective counsel and shall be fairly interpreted in accordance with its terms and, in the event of any ambiguities, no inferences shall be drawn against either party.

         IN WITNESS WHEREOF, the parties have executed this Agreement.



ESSENTIAL.COM, INC.



BY:  /s/ Akhil Garland
     -------------------------------------
     Signature
     Akhil Garland
     -------------------------------------
     Name (Printed)
ITS: CEO
     -------------------------------------
     Title

DATE:  4 Aug 99
     -------------------------------------

BY:  /s/ Patrick Moran
     -------------------------------------
     Signature
     Patrick Moran
     -------------------------------------
     Name (Printed)
ITS: Vice President-Operations
     -------------------------------------
     Title
DATE:  4 Aug 99
     -------------------------------------

BY:  /s/ John A. Duffy
     -------------------------------------
     Signature
     John Duffy
     -------------------------------------
     Name (Printed)
ITS: Vice President-Business Development
     -------------------------------------
     Title
DATE:  4 Aug 99
     -------------------------------------


NEW ENGLAND TELEPHONE AND TELEGRAPH COMPANY d/b/a BELL ATLANTIC - VERMONT

BY:  /s/ Jeffrey A. Masoner
     -------------------------------------
     Signature
     Jeffrey A. Masoner
     -------------------------------------
     Name (Printed)
TITLE: Vice President-Telecom Industry Services
     -------------------------------------
DATE:  8/17/99
     -------------------------------------

                                                                  Attachment A



6.1 RESALE

6.1.1 GENERAL

  6. 1. 1.1 TERMS AND CONDITIONS STRUCTURE

    (A) The terms and conditions are divided into sections which are structured numerically, (e.g., Section 6.1, 6.2, 6.3 etc.).

6.1.2 REFERENCING

  6.1.2.1 REFERENCE TO TARIFFS

    (A) Whenever reference is made in these terms and conditions to tariffs of the Telephone Company, the reference is to the tariffs in force as of the effective date of these terms and conditions, and to amendments thereto and successive issues thereof. The regulations, rates and charges contained herein are in addition to the applicable regulations, rates and charges specified in tariffs of the Telephone Company which may be referenced.

   6.1.2.2 TRADEMARKS AND SERVICE MARKS

     (A) Refer to VTPSB No. 20.

6.1.3 TERMS AND CONDITIONS TERMINOLOGY

          Unless otherwise defined herein, terminology contained within these terms and conditions are as defined in VTPSB No. 20.

   6.1.3.1 DEFINITIONS

          END USER - Any person purchasing service for their own use rather than for sale to another person, party or entity etc. End Users may not purchase from these terms and conditions.

          PREMISES - This term as defined in VTPSB No. 20 is a reference to the premises at which the service is provided, and not a reference to the reseller's premises.

          RESALE - The sale to another person of telecommunications services purchased from the Telephone Company. A person purchases for resale when such person purchases a service for the purpose of reselling it to another (rather than the purpose of using the service itself).

          RESELLER/CUSTOMER - Any individual, partnership, association, joint stock company, trust, corporation, governmental entity or other entity, authorized by law to resell telecommunications services in the state of Vermont, which subscribes to the telecommunications services offered under these terms and conditions.

         TELEPHONE COMPANY -The New England Telephone and Telegraph Company.

6.2 GENERAL REGULATIONS

         In addition to the general regulations contained herein, the general regulations specified in VTPSB No. 20 also apply.

6.2.1 APPLICATION OF TERMS AND CONDITIONS

  6.2.1.1 SCOPE

    (A) Regulations, rates and charges in these terms and conditions apply to the offering of Telephone Company telecommunications services for resale.

    (B) Only a reseller authorized by law to resell telecommunications services in the State of Vermont may purchase under these terms and conditions. These terms and conditions are not intended to enlarge, restrict, or otherwise affect any provision of law relating to the authority to resell telecommunications services.

         (1) Resellers do not surrender any right to purchase from any of the Telephone Company's intrastate tariffs by purchasing from these terms and conditions. However, the discounts contained herein will apply only to purchases from these terms and conditions. Resellers purchasing retail services from the Telephone Company's intrastate tariffs will do so through traditional retail channels, and will be billed accordingly.

    (C) In addition to the responsibilities and obligations specified in VTPSB No. 20, the reseller must conform to any applicable rules and regulations set forth by the Public Service Board.

    (D) The resale of telecommunications services and the provision thereof by the Telephone Company as set forth in these terms and conditions does not constitute a joint undertaking nor does it constitute an agency, contractual or any other type of relationship between the reseller and the Telephone Company (other than that of purchaser and seller) or between the Telephone Company and the reseller's end user.

    (E) A reseller ordering a resold service under these terms and conditions has all of the obligations that would be imposed under the applicable Telephone Company tariff upon an end user who orders the service directly from the Telephone Company. Such obligations include, without limitation, the obligation to pay for the service, whether or not the reseller is being paid by its own customers. The rate charged for such service, when sold to a reseller under these terms and conditions, is to be determined in accordance with rates and charges specified in these terms and conditions. However, services that are sold to the Telephone Company end users only in conjunction with the purchase of basic dial tone service will be available for resale only in conjunction with the resale of basic dial tone service and not on a stand alone basis.

6.2.2   RESPONSIBILITY OF THE TELEPHONE COMPANY

  6.2.2.1 PROVISION OF SERVICE

    (A) The Telephone Company's obligation to furnish service, or to continue to furnish service, is dependent on its ability to obtain without charge, danger or undue difficulty access to the premises where the service is to be provided (where such access is necessary for the provision of service).

          (1) Should a reseller's end user request that a Telephone Company technician prove his/her identity as an employee of the Telephone Company before the end user will permit access to their premises, the technician's Telephone Company identification badge or the Bell Atlantic registered trademark/servicemark (logo) that is visibly displayed on the technician's service vehicle will be evidence of such proof. If the Telephone Company misses the scheduled service appointment as a result of the reseller's end user's refusal to permit access to the Telephone Company technician, neither the reseller nor the reseller's end user will be entitled, to any waivers of charges for missed service appointments that may be offered by the Telephone Company under service guarantee programs that are associated with the service being provided.

     (B) The Telephone Company reserves the right to refuse an application for service made by, or for the benefit of, a reseller who is indebted to the Telephone Company for telephone service previously furnished.

          (1) In the event that service is connected for a reseller who is indebted to the Telephone Company for service previously furnished to such reseller, the Telephone Company will notify the reseller in writing via Certified U.S. Mail, that the service will be terminated by the Telephone Company unless the reseller satisfies the indebtedness within 10 days of the date of the reseller's receipt of such notification.

     (C) The services offered under the provisions of these terms and conditions are subject to the availability of facilities, including switching capacity, and necessary operational support systems.

          (1) If existing facilities will not enable the Telephone Company to meet all outstanding service orders, such orders will be handled in accordance with reasonable priority rules that do not unreasonably discriminate between resellers purchasing under these terms and conditions and end user customers of the Telephone Company.

     (D) Resold services offered by the Telephone Company are at least technically equivalent to the corresponding service offerings that the Telephone Company provides to its own end users provided that the reseller complies with the regulations contained in these terms and conditions.


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



6.2   GENERAL REGULATIONS (CONT'D)

6.2.2   RESPONSIBILITY OF THE TELEPHONE COMPANY (CONT'D)

  6.2.2.1 PROVISION OF SERVICE (CONT'D)

    (E) The Telephone Company will provide service (including the installation and repair thereof) to resellers at levels that meet the capabilities, functions and performance levels available to Telephone Company similarly situated end users providing that the reseller complies with the regulations contained in these terms and conditions.

         (1) Telephone Company personnel dispatched to a reseller's end user premises for purposes of installation or repair will not accept requests on behalf of the reseller for new or modified service beyond that requested by the reseller.

    (F) To the extent the provision of repair and installation services under these terms and conditions entails the appearance by Telephone Company personnel at the premises of a reseller's end user, the uniforms worn by such personnel, and the vehicles and other equipment that they use, may be marked in the conventional manner with the Telephone Company's name, trademarks, service marks, and logos.

  6.2.2.2 INTERRUPTION OF SERVICE

    (A) Allowances for interruption of service are available to resellers to the extent and under the same circumstances as they would be available to Telephone Company end users under VTPSB No. 20.

6.2.3 RESPONSIBILITY OF THE RESELLER

  6.2.3.1 RESELLER NOTIFICATION AND COORDINATION

    (A) Unless otherwise specified herein, whenever customer notification is required, the Telephone Company is responsible for providing notice only to the reseller who is the customer of record.

         (1) The reseller, and not the Telephone Company is responsible for providing any notices, bill inserts or other information as may be required to the reseller's end users.

         (2) The Telephone Company will not provide resellers with advance notice of its intent to offer a new retail service (or to modify an existing retail service) except to the extent that public notice of certain tariff changes is required by the regulation or orders of the Public Service Board or other applicable law.

  6.2.3.2 LIABILITY

    (A) The reseller shall reimburse the Telephone Company for damages to Telephone Company facilities utilized to provide services under these terms and conditions caused by negligence or willful act of the reseller or the reseller's end user or resulting from the reseller's or reseller's end user's improper use of the Telephone Company facilities, or due to malfunction of any facilities or equipment provided by other than the Telephone Company. Nothing in the foregoing provision shall be interpreted to hold one reseller liable for another reseller's actions. The Telephone Company will, upon reimbursement for damages, cooperate with the reseller in prosecuting a claim against the person causing such damage and the reseller shall be subrogated to the right of recovery by the Telephone Company for the damages to the extent of such payment.

     (B) With respect to claims of patent infringement made by third persons, the reseller shall defend, indemnify, protect and save harmless the Telephone Company from and against all claims arising out of the combining with, or use in connection with, the services provided under these terms and conditions, any circuit, apparatus, system or method provided by the reseller or reseller's end user.

     (C) The reseller shall defend, indemnify and save harmless the Telephone Company from and against suits, claims, losses or damages including punitive damages, attorney's fees and court cost by third persons arising out of the construction, installation, operation, maintenance or removal of the circuits, facilities or equipment connected to the Telephone Company's services provided under these terms and conditions, including, without limitation, Workmen's Compensation claims, actions for infringement of copyright and/or unauthorized use of program material, libel and slander actions based on the content of communications transmitted over the reseller's circuits, facilities or equipment, and proceedings to recover taxes, fines, or penalties for failure of the reseller to obtain or maintain in effect any necessary certificates, permits, licenses, or other authority to acquire or operate the services provided under these terms and conditions; provided, however, the foregoing indemnification shall not apply to suits, claims, and demands to recover damages for damage to property, death or personal injury unless such suits, claims or demands are based on the tortious conduct of the reseller, its officers, agents or employees.

      (D) The reseller shall defend, indemnify and save harmless the Telephone Company from and against any suits, claims, losses or damages, including punitive damages, attorneys fees and court costs by the customer or third parties arising out of any act or omission of the reseller or the reseller's end user in the course of using services provided under these terms and conditions.

  6.2.3.2 LIABILITY (CONT'D)

    (E) In case of damage, loss, theft or destruction of equipment and facilities furnished by the Telephone Company due to negligence or willful act of the reseller or the reseller's end user or other persons authorized to use the service, the reseller or reseller's end user may be required to pay the expense incurred by the Telephone Company to replace or restore the equipment and facilities to its original condition.

    (F) The reseller assumes the responsibility for enforcement of all tariff regulations and class of service restrictions imposed for any particular service (e.g. prohibitions against unlawful use, damage to Telephone Company property, distinctions between residence and business) and any liability arising from violations thereof

  6.2.3.3 CERTIFICATIONS AND PROOF OF EXEMPTIONS

    (A) Upon reasonable request the reseller shall certify to the Telephone Company in writing that the services the reseller is purchasing under these terms and conditions are being purchased for resale.

    (B) The reseller shall provide the Telephone Company with any certificates or other documentation that may be required under state law pertaining to tax exemptions.

    (C) The reseller shall provide to the Telephone Company any additional information that is reasonably necessary to enable the Telephone Company to fulfill its obligations under these terms and conditions.

  6.2.3.4 REFERENCES TO THE TELEPHONE COMPANY

    (A) The reseller may advise end users that certain services are provided by the Telephone Company in connection with the service the reseller furnishes to end users; however, the reseller shall not state, imply or represent that the Telephone Company jointly participates in or is part of any partnership or joint business arrangement for the provision of services to the reseller's customers.

6.2.4 CUSTOMER NOTIFICATION AND COORDINATION

  6.2.4.1 PROVISION AND OWNERSHIP OF TELEPHONE NUMBERS

    (A) The Telephone Company reserves the reasonable right to assign, designate or change telephone numbers, or any other call number designations associated with resold service, or the Telephone Company serving central office prefixes associated with such numbers, when necessary in the conduct of business. Any such decisions about the assignment, designation or change of telephone numbers or office prefixes will be made in a nondiscriminatory manner.

    (B) Should it become necessary to make a change in such number(s), the Telephone Company will give the reseller six months notice of the change(s), including an explanation of the reason(s) for the change(s), by Certified U.S. Mail.


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


6.2   GENERAL REGULATIONS (CONT'D)

6.2.4 CUSTOMER NOTIFICATION AND COORDINATION (CONT'D)

  6.2.4.1 PROVISION AND OWNERSHIP OF TELEPHONE NUMBERS (CONT'D)

         (1) In the case of emergency conditions, (e.g. a fire in a wire center), it may be necessary to change a telephone number without six months notice in order to provide service to the reseller.

6.3 ORDERING OF SERVICE

6.3.1 ORDERS FOR RESOLD SERVICES

  6.3.1.1 GENERAL

     (A) The reseller shall supply all the information reasonably necessary for the Telephone Company to provide and bill for the requested service, to include the reseller's end user in its directory listing service and to otherwise fulfill its obligations under these terms and conditions [e.g., end user name and premises location, configuration of service, and facility interface].

          (1) The reseller is responsible to submit complete and accurate orders. Failure to do so may result in service discrepancies for which the Telephone Company will not be responsible.

     (B) If the reseller assumes the account of an existing Telephone Company end user at the end user's existing premises, the order assuming the account must identify the end user's billing telephone number and line(s) and indicate that the end users existing service (or any specified modification to and/or cancellation of the existing service) is to be transferred to the reseller.

          (1) Authorization to Assume an Account - A reseller placing an order under which it will assume the account of an existing Telephone Company end user customer, or the account of an existing end user customer of another reseller, must obtain appropriate authorization from that end user for the change of service provider. The reseller must verify and confirm that authorization is in accordance with the laws and provisions that govern such matters as established or may be established in the State of Vermont.

     (C) Resellers may not order services in a particular building or other location where a reseller has not yet obtained end users at the time that the reseller's order is placed with the Telephone Company.

     (D) Resellers may not order service in a particular building or other location when doing so would preclude or delay other potential providers from offering services in that particular building or other location.

     (E) Resellers may not order service under these terms and conditions without a reasonable basis for believing that such services will actually be needed by the reseller to meet anticipated demand.

  6.3.1.1 GENERAL (CONT'D)

     (F) The Telephone Company will not process any orders, complaints or other requests received from the reseller's end user.

     (G) Primary Interexchange Carrier (PIC) Changes - The Telephone Company will only accept an order to change the PIC, whether interLATA or intraLATA, for a resold Telephone Company exchange service line, from the reseller The Telephone Company will only accept an order to freeze the PIC from the reseller. The reseller will be responsible for all PIC change charges.

    (H) If the order is for modification or discontinuance of service, the order shall identify the billing telephone number and telephone number of the service and the changes desired, and any additional information required by the Telephone Company.

  6.3.1.2 AUTOMATED ORDER INTERFACE

    (A) Orders for resold services and modifications to or cancellation of an existing order must be placed by the reseller with the Telephone Company through the appropriate automated interface established by the Telephone Company. Such interface will facilitate the following order processes:

                  1. Establishment of end user accounts

                  2. Assignment of telephone numbers

                  3. Entry of service orders into Telephone Company systems

                  4. Installation scheduling and negotiation with end users

                  5. Reservation of installation appointments

                  6. Entry of end user service and repair inquiries

                  7. Verification of the network status of an associated
                     telephone line in conjunction with Telephone Company systems

                  8. Other processes that would facilitate the processing of the reseller's order

    (B) The Telephone Company will establish automated interface specifications (e.g. formats) for data, delivery (transport) and network descriptions, etc.

          (1) Resellers must comply with methods, procedures and operational guidelines in utilizing the interface specifications established by the Telephone Company.

          (2) any use of the interface(s) by the reseller or any other party for unauthorized purposes (e.g., access to data or to enter false information) will be considered abuse or fraudulent use of the interface and is prohibited. Such action may result in the Telephone Company terminating the reseller's use of the interface.

  6.3.1.2 AUTOMATED ORDER INTERFACE (CONT'D)

    (C) If the Telephone Company determines or suspects that abuse or fraudulent use of the interface has occurred, the Telephone Company will, as required by law, refer the matter to the appropriate law enforcement agency.

6.3.1.3 DISCLOSURE OF RESELLER INFORMATION TO OTHER RESELLERS OR TO TELEPHONE COMPANY RETAIL MARKETING PERSONNEL

     (A) General Rule - Subject to the following paragraph (B), neither Telephone Company personnel involved in the marketing of services to end user customers, nor other resellers, will have access to information relating to specific orders or demand forecasts provided by resellers under these terms and conditions.

     (B)  Exceptions:

      (1) Paragraph (A), above, shall not prohibit the disclosure to any local exchange carrier (including the Telephone Company or any reseller), of the fact that a particular end user who was previously a customer of such carrier, is no longer one of its customers.

      (2) Paragraph (A), above, shall not prohibit the use by the Telephone Company of aggregate data relating to sales to all resellers in a particular geographic area for any legitimate business purpose of the Telephone Company.

      (3) Paragraph (A), above, shall not preclude the disclosure to Telephone Company retail marketing personnel or to other resellers of information pertaining to a reseller's customer where the customer consents to and authorizes such disclosure.

      (4) Paragraph (A), above, shall not prohibit attempts to sell Telephone Company services by Telephone Company employees who have access to information relating to specific orders placed by resellers under these terms and conditions, so long as:

       (a) the employee spends a deminimis amount of his or her time involved in the marketing of Telephone Company services, and

       (b) the employee does not utilize the reseller information in such sales attempts.

6.3.1.3 DISCLOSURE OF RESELLER INFORMATION TO OTHER RESELLERS OR TO TELEPHONE COMPANY RETAIL MARKETING PERSONNEL (Cont'd)

    (B)   EXCEPTIONS: (Cont'd)

       (5) In the case of a customer who chooses to switch his/her/its service from a reseller to the Telephone Company, or to another reseller, Paragraph (A) above shall not prohibit the disclosure to Telephone Company marketing personnel, or to such other reseller, of information necessary to enable the Telephone Company or such other reseller to assume the account, including the customer's service configuration and billed name and address.

       (6) Paragraph (A) above shall not preclude the disclosure to Telephone Company marketing personnel of the identity of the reseller providing service to an end user for the purpose of responding to a question from the end user about the identity of his/her/its service provider.

6.3.1.4 DISCLOSURE OF CUSTOMER INFORMATION

     (A) General Rule - Subject to the following paragraph (B), the Telephone Company will not provide information on any end user customer to a reseller without the consent and authorization of such customer.

     (B)  Exceptions:

       (1) If a Telephone Company end user subsequently becomes an end user of a reseller, the Telephone Company will provide the reseller with all information necessary to enable it to assume the end user's account, including the customer's service configuration and billed name and address.

       (2) Paragraph (A) above shall not preclude disclosure of information pursuant to industry-wide arrangements for the exchange of information on end user credit histories, consistent with PBS requirements.

  6.3.1.5 EVIDENCE OF END USER CONSENT AND AUTHORIZATION

    (A) Where the Telephone Company identifies that end user consent is required for the disclosure of information, the Telephone Company will obtain consent and appropriate authorization from the end user.

  6.3.1.6 ADDITIONAL ENGINEERING AND SPECIAL CONSTRUCTION

    (A) Additional charges will be applied to an order for service when the Telephone Company determines additional engineering or special construction is necessary to accommodate a reseller request.

      (1) When it is required, the reseller will be so notified and will be furnished with a written statement setting forth the justification for the additional engineering and/or special construction as well as an estimate of the charges in conjunction with the terms and conditions specified in VTPSB No. 20.

6.3 ORDERING OF SERVICE (CONT'D)

  6.3.2.1 REFUSAL AND DISCONTINUANCE OF SERVICE

    (A) If the reseller fails to comply with the rules and regulations of these terms and conditions, including any payments to be made by it on the dates and times herein specified, the Telephone Company may, on thirty
         (30) days written notice by Overnight Delivery or Certified U.S. Mail to the reseller, refuse additional applications for service and/or refuse to complete any pending orders for service at any time thereafter. If the Telephone Company does not refuse additional applications for service on the date specified in the 30 days notice, and the reseller's noncompliance continues, nothing contained herein shall preclude the Telephone Company from refusing additional applications for service without further notice.

    (B) If the reseller fails to comply with the rules and regulations of these terms and conditions, including any payments to be made by it on the dates and times herein specified, the following shall occur:

          (1) The Telephone Company shall notify the reseller and the PSB in writing of the reseller's failure to pay amount(s) when due under these terms and conditions and if the reseller shall have failed to make such payment within thirty (30) days of the giving by the Telephone Company of such notice then

          (2) The Telephone Company shall provide a second notice of non-payment (the "Second Notice") in writing to the reseller and the PSB following the thirty (30) day period referred to in Section 6.3.2.1(B)(1), and

          (3) If by the tenth (10) day after the giving to the PSB of the Second Notice, the PSB has not ruled that the Telephone Company may not take termination actions, then the service shall be discontinued. The reseller shall have the burden of proof in any such proceeding before the PSB of establishing that the Telephone Company is not permitted to take the termination actions.

    (C) Notwithstanding the foregoing, the Telephone Company will not exercise its rights to refuse and discontinue service as stated in 6.3.2.1
         (A)&(B) if the reseller submits charges to the Telephone Company if believes in good faith were billed in. effort and such charges are accepted by the Telephone Company for investigation.

   6.3.2.2 DISCONTINUANCE OF SERVICE FOR CAUSE WITHOUT NOTICE

    (A) The Telephone Company may discontinue service or cancel an application for service without notice in the event the Telephone Company is prohibited from furnishing services by order of a court or other government authority having jurisdiction.

    (B) In the event of fraudulent use of the Telephone Company's network, including but not limited to fraudulent End User orders for transfer of service, the Telephone Company will discontinue service without notice and/or seek legal recourse to recover all costs involved in enforcement of this provision.

   6.3.2.3 The Telephone Company will not incur any liability if it discontinues services or cancels an application for services for any of the reasons contained in 6.3.2.

6.3 ORDERING OF SERVICE (CONT'D)

6.3.3   RESPONSIBILITY OF THE RESELLER

  6.3.3.1 POINT OF CONTACT FOR END USERS

    (A) The reseller shall serve as the single point of contact for its end users on such matters as billing, requests for new service, requests for the modification or discontinuance of existing services, service trouble reports, repair requests, complaints, etc. The reseller shall be obligated to transmit such requests or reports to the Telephone Company through the automated order interface to the extent reasonably necessary to enable the Telephone Company to fulfill its obligations under these terms and conditions.

  6.3.3.2 FORECASTING OF SERVICE REQUIREMENTS

    (A) To the extent reasonably necessary for the planning of Telephone Company facilities, the reseller shall provide, upon request of the Telephone Company, forecasts of the approximate number of units of exchange and other services that the reseller expects to require in specific geographic areas. Such forecasts are considered by the Telephone Company as confidential information of the reseller and will be treated in accordance with the provisions specified in these terms and conditions for confidential reseller information.

  6.3.3.3 REFUSAL, DISCONTINUANCE OR TRANSFER OF SERVICE

    (A) Where a reseller discontinues its provision of service to all or substantially all of its end users, whether by its own decision, as a result of involuntary bankruptcy or for any other reason, the reseller must send advance written notice of such discontinuance to the Telephone Company, the PSB and to each of the reseller's end users. If service to the reseller is discontinued by the Telephone Company, the reseller must send written notice to each of its end users.

               1. Such notice must advise the end users that unless they take action to switch to a different carrier with 10 days, provision of their service will be discontinued. Where the end user elects a specific carrier within the 10 day period, the relevant charges associated with the change shall be paid by that carrier.

               2. Should the end user elect to transfer service to the Telephone Company, the Telephone Company will provide service to the end user in accordance with the terms, conditions, rates and charges set forth in VTPSB No. 20 and not the rates specified herein.

    (B) If a reseller end user subsequently becomes an end user of the Telephone Company, the reseller must provide the Telephone Company with all information necessary to enable the Telephone Company to assume the end user's account, including the end user's service configuration and billing name and address.

6.4      ISSUANCE, PAYMENT AND CREDITING OF RESELLER BILLS

6.4.1    RESPONSIBILITY OF THE TELEPHONE COMPANY

  6.4.1.1 GENERAL

    (A) The Telephone Company bills only the reseller who is considered the customer of record who is at all times responsible for payment of the full amount of all charges incurred. The Telephone Company will not be required to seek payment from the reseller's end users prior to terminating the reseller's service or pursuing any other remedies for nonpayment by the reseller. The reseller will thus be the obligor of the Telephone Company, and not the guarantor or surety for any of the obligations of the reseller's end user.

        (1) The reseller as customer of record is responsible for any allocation of end user charges for resold service.

        (2) Regardless of whether the reseller's end user is still using service, the reseller is responsible for charges incurred by the end user or reseller for all services on a line until the reseller submits an order to discontinue such service.

6.4.1.2 BILLING CONVENTION METHODS

     (A) The Telephone Company shall bill all charges incurred by and credits due to the reseller under these terms and conditions attributable to services established or discontinued or provided during the preceding billing period.

6.4.1.3 BILLING PERIODS

     (A) The billing date of a bill for a reseller for service provided under these terms and conditions is referred to as the bill day. The period of service each bill covers is as follows:

          (1) The Telephone Company will establish a bill day each month for each reseller account.

          (2) The bill will cover all non-usage sensitive service charges and usage charges for the period beginning with the day following the last bill day and extends up to and includes the current bill day. Any known unbilled charges for prior periods and any known unbilled adjustments will be applied to this bill.

6.4.1.4 LATE PAYMENT PENALTY

    (A) If any portion of the payment is received by the Telephone Company after the payment date (refer to Section 6.4.1.5), or if any portion of the payment is received by the Telephone Company in funds which are not immediately available to the Telephone Company, then a late payment penalty shall be due to the Telephone Company.

    (B) The late payment penalty shall be the portion of the payment not received by the payment date times a late factor. The late factor shall be the lesser of the following:

6.4      ISSUANCE, PAYMENT AND CREDITING OF RESELLER BILLS (CONT'D)

6.4.1    RESPONSIBILITY OF THE TELEPHONE COMPANY (CONT'D)

    6.4.1.4 LATE PAYMENT PENALTY (CONT'D)

          (1) The highest interest rate (in decimal value) which may be levied by law for commercial transactions for the number of days from the payment date to and including the date that the reseller actually makes the payment to the Telephone Company, or

          (2) The rate of 0.0005 per day for the number of days from the payment date to and including the date that the reseller actually makes the payment to the Telephone Company.

  6.4.1.5 PAYMENT DATE

    (A) The payment date of bills rendered to resellers for service provided under these terms and conditions is as follows:

         (1) All bills rendered as set forth in this section are due 31 days after the bill day or by the next bill date whichever is the shortest interval.

         (2) If such payment date falls on a Sunday or on a legal holiday which is observed on a Monday, the payment date shall be the first non holiday day following such Sunday or legal holiday.

         (3) If such payment date falls on a Saturday or on a legal holiday which is observed on Tuesday, Wednesday, Thursday or Friday, the payment date shall be the last non holiday day preceding such Saturday or legal holiday.

  6.4.1.6 MEDIUM OF PAYMENT

    (A)  Bills are payable in immediately available funds.

         (1) Immediately Available Funds denotes a corporate or personal check drawn on a bank account and funds which are available for use by the receiving party on the same day on which they are received and include U.S. Federal Reserve bank wire transfers, U.S. Federal Reserve notes (paper cash), U.S. coins and U.S. Postal Money Orders.

  6.4.1.7 CUSTOMER DEPOSITS

    (A) The Telephone Company will, in order to safeguard its interests, require a reseller, if the reseller has a proven history of late payments or if the reseller's parent or holding company has a proven history of late payments to the Telephone Company or if the reseller does not have established credit (except for a reseller which is a successor of a company which has established credit and the successor has no history of late payments to the Telephone Company), to make a deposit prior to or at any time after the provision of a service to the reseller to be held by the Telephone Company as a guarantee of the payment of rates and charges.

    (B) Such deposit may not exceed the actual or estimated rates and charges for the service for a two month period.

6.4      ISSUANCE, PAYMENT AND CREDITING OF RESELLER BILLS (CONT'D)

6.4.1    RESPONSIBILITY OF THE TELEPHONE COMPANY (CONT'D)

  6.4.1.7 CUSTOMER DEPOSITS (CONT'D)

    (C) The fact that a deposit has been made in no way relieves the reseller from complying with the Telephone Company's regulations as to the prompt payment of bills.

    (D) At such time as the provision of the service to the reseller is terminated, the amount of the deposit will be credited to the reseller's account and any credit balance which may remain will be refunded.

    (E) At the option of the Telephone Company, such a deposit will be refunded or credited to the reseller's account when the reseller has established credit or after the reseller has established a one year prompt payment record at any time prior to the termination of the provision of the service to the reseller.

     (F) In the case of a cash deposit, for the period the deposit is held by the Telephone Company, the reseller will receive simple interest of 10% per annum. Interest will be credited to the reseller annually on the first bill following December 31, or upon termination of the service or the return of the deposit by the Telephone Company.

     (G) Should a deposit be credited to the reseller account, as indicated above, no interest will accrue on the deposit from the date such deposit is credited to the reseller's account.

6.4.1.8 BILLINGS DISPUTE

   In the event that a billing dispute occurs concerning any charges billed to the reseller by the Telephone Company, the following regulations apply:

   (A) The first day of the dispute shall be the date on which the reseller furnishes the Telephone Company with the account number under which the bill has been rendered, the date of the bill and the specific items on the bill being disputed.

   (B) The date of resolution shall be the date on which the Telephone Company completes its investigation of the dispute, notifies the reseller of the disposition and, if the billing dispute is resolved in favor of the reseller, applies credit for the correct disputed amount, the disputed amount penalty and/or late payment penalty as appropriate.

   (C) If a billing dispute is resolved in favor of the Telephone Company, any payments withheld pending resolution of the dispute shall be subject to the late payment penalty (refer to Section 6.4.1.4). Further, the reseller will not receive credit for the disputed amount of the disputed amount penalty.

6.4     ISSUANCE, PAYMENT AND CREDITING OF RESELLER BILLS (CONT'D)

    (D) If a reseller disputes a bill within three months of the payment date and pays the total billed amount on or before the payment date and the billing dispute is resolved in favor of the reseller, the reseller will receive a credit for a disputed amount penalty from the Telephone Company for the period starting with the date of payment and ending on the date of resolution. The credit for a disputed amount penalty shall be as set forth following.

    (E) If a reseller disputes a bill within three months of the payment date and pays the total billed amount after the payment date and the billing dispute is resolved in favor of the reseller, the reseller will receive a credit for a disputed amount penalty from the Telephone Company for the period starting with the date of payment and ending on the date of resolution. The late payment penalty applied to the disputed amount resolved in the reseller's favor (refer to Section 6.4.1.4) will be credited.

    (F) If a reseller disputes a bill within three months of the payment date and does not pay the disputed amount or does not pay the billed amount (i.e., the non-disputed and disputed amount), and the billing dispute is resolved in favor of the reseller, the reseller will not receive a credit for a disputed amount penalty from the Telephone Company. The late payment penalty applied to the disputed amount resolved in the reseller's favor(refer to Section 6.4.1.4) will be credited.

    (G) If a reseller disputes a bill after three months from the payment date and pays the total billed amount on or before the dispute date, and the billing dispute is resolved in favor of the reseller, the reseller will receive a credit for a disputed amount penalty from the Telephone Company for the period starting with the date of dispute and ending on the date of the resolution. The credit for a disputed amount penalty shall be as set forth following. The reseller shall not receive a credit for the late payment penalty.

    (H) If a reseller disputes a bill after three months from the payment date and does not pay the disputed amount or does not pay the billed amount (i.e., the nondisputed amount and disputed amount) and the billing dispute is resolved in favor of the reseller, the reseller will not receive a credit for a disputed amount penalty from the Telephone Company. However, if the reseller pays the disputed amount or the billed amount after the date of dispute and before the date of resolution, the reseller will receive a credit for a disputed amount penalty from the Telephone Company for the period starting with the date of payment and ending on the date of resolution as a credit for a disputed amount penalty. The reseller will receive a credit for the late payment penalty, if applicable, from the Telephone Company.

6.4       ISSUANCE, PAYMENT AND CREDIT OF RESELLER BILLS (CONT'D)

          (1) The late payment penalty credit shall be the disputed amount resolved in the reseller's favor times a late payment penalty factor (refer to Section 6.4.1.4) for the period starting with the date of dispute and ending on the date of payment of the disputed amount or the date of resolution whichever occurs first.

          (2) The disputed amount penalty shall be the disputed amount resolved in the reseller's favor times a penalty factor. The penalty factor shall be the lesser of the following calculations.

          (a) The highest interest rate in decimal value, which may be levied by law for commercial transactions for the number of days from the first date to and including the last date of the period involved.

          (b) The rate of 0.0005 per day for the number of days from the first date to and including the last date of the period involved.

     (I) The reseller is responsible for monitoring the accuracy of the Telephone Company's bills and for notifying the Telephone Company of any discrepancies between such bills and the services provided by the Telephone Company.

   6.4.1.9 BILLING ADJUSTMENTS AND VERIFICATION

     (A) Adjustments for the quantities of services established or discontinued in any billing period beyond the minimum period set forth for services in other sections of these terms and conditions will be prorated to the number of days or major fraction of days based on a 30 day month.

     (B) The Telephone Company will, upon request and if available, furnish the reseller such detailed information as may reasonably be required for verification of any bill.

   6.4.1.10 COMPUTATION OF BILLED CHARGES

     (A) When a rate as set forth in these terms and conditions is shown to more than two decimal places, the charges will be determined using the rate shown. The resulting amount will then be rounded to the nearest penny (i.e., rounded to two decimal places).

   6.4. 1.11 COMPUTATION OF CREDIT ALLOWANCES

     (A) Until Telephone Company time of day measurement capabilities are available, credit adjustments will be computed by apportioning the total intrastate usage associated with the honored claim into Day, Evening and Night and Weekend periods using the time of day distribution applicable to the reseller. The usage will then be multiplied by the appropriate Day, Evening and Night and Weekend rates.

6.4.2 RESPONSIBILITY OF THE CUSTOMER

  6.4.2.1 TRANSFER OF END USER ACCOUNT BALANCE

    (A) Should a Telephone Company end user discontinue service in order to become an end user of a reseller, the Telephone Company will render a final bill to such end user. Balances and/or credits in a Telephone end user's account will not be carried over to the resellers account with the Telephone Company.

  6.4.2.2 END USER INFORMATION

    (A) In order to accommodate billing and collection of end user accounts, resellers must make the billing names and addresses of their end users available to all telecommunication carriers.


6.5      RESALE PROVISIONS

6.5.1    DESCRIPTION

6.5.1.1   GENERAL

    (A) Resale is the sale to another person of telecommunications services purchased from the Telephone Company. A customer purchases for resale when such customer purchases a service for the purpose of reselling it to another (rather than the purpose of using the service itself).

         (1) A purchasing agent who orders services for its principal, and who does not itself agree to assume the obligations of a reseller under these terms and conditions, is not purchasing for resale within the meaning of these terms and conditions.

         (2) The purchase of telecommunications services or unbundled network elements for the purpose of provisioning a different service (such as the purchase of the Telephone Company's switched carrier access service for the purpose of provisioning an interexchange carrier's toll service) is not resale within the meaning of these terms and conditions.

(B) Where a reseller purchases Telephone Company exchange service from the Telephone Company and resells it to an end user, such reseller's end user will be able to access any and all services that a Telephone Company end user would be able to access on a Telephone Company exchange service line. Such services to the extent provided by the Telephone Company will be deemed to have been sold to the reseller by the Telephone Company as they are utilized by the reseller's end user, and the reseller will be responsible to the Telephone Company for payment of such services.

  6.5.1.2 SERVICES OFFERED FOR RESALE

    (A) The services offered under these terms and conditions are those that are offered by the Telephone Company to end users under the regulations, terms and conditions of VTPSB No. 20, except for public telephone service, and in accordance with the following limitations:

          (1) Services that are sold to the Telephone Company's end users only in conjunction with the purchase of basic dial tone service will be available for resale only in conjunction with the resale of basic dial tone service and not on a stand alone basis.

          (2) Services in VTPSB No. 20 that have been designated as no longer available for new installations or no longer offered are not offered for resale except that such services are only available for resale to the embedded base of end users who were permitted to retain such service(s) in accordance with the regulations contained in VTPSB No. 20.

          (3) Promotional program offerings (e.g., discounts, waivers, credits, certificates, premiums, discounted product trials or other inducements that would apply to a particular end user for a period of 90 days or less, and that are offered in order to promote the sale of a service) are offered for resale, however they are not subject to the resale discount specified in Section 6.10.5.3.1.

     (B) Linkup America may only be resold to Linkup America eligible end users. The reseller is responsible for confirming the eligibility of such end users for Linkup America.

          (1) The Telephone Company (to the extent it would otherwise be eligible), and not the reseller will be eligible for any universal service funding resulting from the provision of Link Up America in conjunction with these terms and conditions.

     (C) Lifeline may only be sold to Lifeline eligible end users. The reseller is responsible for confirming the eligibility of such end users for Lifeline.

          (1) The Telephone Company (to the extent it would otherwise be eligible), and not the reseller will be eligible for any universal service funding resulting from the provision of Lifeline in conjunction with these terms and conditions.

      (D) Blocking - Resellers are allowed to purchase blocking services to restrict end user access to particular capabilities to the extent such services are available under and on the same terms and conditions as set forth in VTPSB NO. 20.

  6.5.2 REGULATIONS

    6.5.2.1 RESTRICTIONS

      (A) CLASS OF CUSTOMER - This is a restriction contained in VTPSB NO. 20 that limits the availability of a service to a particular type of customer, such as a business customer, a residence customer, carrier, end user, etc.

           (1) Where a resold service is subject to such restriction the reseller may not resell such service to any customer not in the relevant class. The reseller may purchase the service

 6.5.2.1 RESTRICTIONS (CONT'D)

          for resale to a customer in the relevant class whether or not the reseller itself is within the class.

         (a) Business services may be resold to residence end users as long as the end user is served by a business exchange line and as long as all other services provided on that line are also under the business class and charged for at the appropriate business service rates and charges.

         (2) Where a reseller resells a service to another person, and such other person is itself a reseller rather than an end user, the reseller purchasing from the Telephone Company must require its end users (by tariff or by contract), to conform to any applicable class of service restrictions for end users and all other requirements of resellers under these terms and conditions.

         (3) This class of service restriction does not pertain to resale of a Centrex line where a residential end user is not restricted to business service for that Centrex line. This service is subject to additional Individual Case Basis (ICB) developmental costs and will be developed in a mutually agreed upon time schedule, not to exceed six months from the time that the service is ordered.

    (B) Aggregation of Usage - The reseller may receive a volume discount only to the extent that its individual end users would have qualified for volume discounts under the provisions contained in VTPSB No. 20.

    (C) The reseller is not allowed to offer resold service to its customers under any of the Telephone Company trademarks, service marks, registered trademark, registered service mark or brand-names, or use the logos of the Telephone Company or the Telephone Company's affiliates without the expressed written authorization of the Telephone Company.

6.5.3 APPLICATION OF RATES AND CHARGES

  6.5.3.1 UNDERLYING SERVICES

    (A) DISCOUNT - The rates and charges that apply for the underlying services that are sold to a reseller in accordance with the terms and conditions described herein, are specified in VTPSB No. 20. The Telephone Company will discount the VTPSB No. 20 rates and charges by applying the resale discounts specified in Section 6.10.5.3.1 of these terms and conditions to the applicable VTPSB No. 20 rates and charges for resold services offered under these terms and conditions in accordance with Section 6.5.1.2.

         The discount applicable to residential and business services, contained in VTPSB No. 20, Part A, Sections 5.1 through 5.4, and the Exchange Line portion of Services in Part H varies depending upon whether or not the Telephone Company provides Operator Services and Directory Assistance (OSDA).



6.5      RESALE PROVISIONS (CONT'D)

    (B) The Telephone Company reserves the right to apply a different avoided cost discount, for services provided pursuant to Special Contract Arrangements, as approved by the PSB.

    6.5.3.2 SERVICE ESTABLISHMENT

          Service establishment charges apply to recover the establishment costs for electronic interfaces and other operational support systems (OSS).

     (A) RECURRING ESTABLISHMENT CHARGES A recurring monthly charge per reseller will be assessed during the five (5) year recovery period. This charge provides for NYNEX region-wide access to the OSS platform.

    (B) NON-RECURRING ESTABLISHMENT CHARGES A Non-Recurring charge per OSS Transaction will be assessed during the five (5) year recovery period for developmental costs (includes development and ongoing costs).

   6.5.3.3 OTHER CHARGES

          Charges to recover the ongoing costs to maintain the service center for resellers and the electronic interface systems will be assessed against all resellers.

     (A) SERVICE CENTER MAINTENANCE CHARGE A monthly recurring charge per resold line will be assessed to recover the cost of maintaining the service center for resellers.

     (B) ELECTRONIC INTERFACE MAINTENANCE CHARGE A Non-Recurring charge per OSS Transaction will be assessed after the five year recovery period for the recovery of ongoing costs associated with maintaining the electronic interfaces.

     (C) COMPLEX ORDER CHARGE A Non-Recurring charge per Centrex line ordered will be applied to recover the manual processing required for Centrex lines.

   6.5.3.4 SPECIAL CONTRACT PRICING

          Special Contract Arrangements will be offered to the reseller on the condition that the reseller's end-user is similarly situated, i.e. has the same cost and market characteristics used to develop the Telephone Company's Special Contract Arrangement.

          The discounts for Special Contract Arrangements shall not be the discounts specified in 6.10.5.3.1 but shall be an individually-determined discount based upon the Telephone Company's avoided cost in respect of the nature and configuration of the services to be provided under special contract. At the request of the reseller, the Telephone Company shall explain in a reasonably timely manner the avoided cost calculation for special contracts.


6.6 ALTERNATELY BILLED CALLS

          An alternately billed call is any call which is billed to a number other than the number originating the call, and includes credit card, collect and third party calls.
          The following procedures shall apply for alternately billed calls originating or terminating over a Telephone Company line which has been resold:

(1) In the case of a local call or an intraLATA toll call carried on the Telephone Company's network originating from a reseller's end user customer line that is served in a Telephone Company exchange within the Telephone Company's serving area in the state of Vermont, the Telephone Company shall record, process and rate such a call at the Telephone Company's tariffed rates and bill and collect payment from its customer.

(2) In the case of a local call or an intraLATA toll call carried on the Telephone Company's network originating from a Telephone Company end user within the Telephone Company's serving area in the state of Vermont and charged to a reseller's end user customer line that is served in a Telephone Company's exchange within the Telephone Company's serving area in the state of Vermont, the Telephone Company shall separately record and process each such call and send an unrated record of all such calls to the reseller on a daily basis for the reseller's billing and collections purposes. The reseller shall pay the Telephone Company for such calls at the wholesale discount rates. The reseller will pay any additional costs. The Telephone Company shall bill such calls and any additional costs on a monthly basis. The reseller shall rate the calls, bill their retail customers for such calls and keep the revenues collected.

(3) In the case of a local call or an intraLATA toll call originating from a reseller's end user customer line that is served in a Telephone Company exchange within the Telephone Company's serving area in the state of Vermont and charged to an out-of-region (as defined in CATS industry process)customer of a TC Vermont, the Telephone Company shall record, process and rate such a call and forward such information to the TC through Centralized Message Distribution ("CMDS"). Such TC, in turn, shall bill and collect payment from its customers and remit to the Telephone Company the amount billed which shall be adjusted for billing and collection costs incurred by such out-of-region carrier at rates utilized by the industry CATS settlement process.

(4) In the case of an out-of-region local call or an intraLATA toll call originating and terminating outside of the state of Vermont and charged to a reseller's end user customer line that is served in a Telephone Company exchange within the Telephone Company's serving area in the state of Vermont, for so long as the reseller cannot receive information and charges regarding such calls directly from the out-of-region TC through CMDS, the Telephone Company shall, upon receipt of such information and charges from such out-of-region TC, retransmit such information and charges to the reseller via the daily usage feed charging a record transmission fee. The Telephone Company shall bill the reseller for such calls on a monthly basis at the rates transmitted to the Telephone Company from such out-of-region TC. The reseller shall bill and collect payment from its customers. The reseller shall remit to the Telephone Company the amount billed by the Telephone Company.


6.7 RESERVED FOR FUTURE USE


6.8 OTHER SERVICES

6.8.1 CALL USAGE DETAIL

6.8.1.1 DESCRIPTION

     (A) Call usage detail is available to resellers for local calls associated with the Telephone Company's resold message rate service, and for intraLATA toll service. Call usage data is offered as local call usage detail or local call usage detail and intraLATA call usage detail and is provided via transmission or tape/cartridge.

     (B) Local Call Usage Detail - Provides complete call detail by retail billing telephone number and by line, consisting of calling telephone number, called telephone number, call date, call connect time, and call elapsed time.

     (C) IntraLATA Call Usage Detail - Provides complete call detail by retail billing telephone number and by line consisting of calling telephone number, called telephone number, call date, call connect time, and call elapsed time.

   6.8.1.2 REGULATIONS

     (A) Responsibility of the Telephone Company

           (1) The lapsed time between usage recorded by the Telephone Company and delivery to the reseller will not exceed eight business days.

           (2) The Telephone Company will store reseller usage data for 45 days from the date of transmission to the reseller.

   6.8.1.3 APPLICATION OF RATES AND CHARGES

     (A) Record Processing - A per record processed charge applies.

           (1) A record consists of a call with called number, call date, connect time, and elapsed time.

  6.8.1.3 APPLICATION OF RATES AND CHARGES (CONT'D)

    (B) Data Transmission - A per record transmitted charge applies.

    (C) Tape or Cartridge - Available in addition to or in place of data transmission.

         (1) When a tape or cartridge is provided in place of data transmission, data transmission charges are not applicable and a per tape or cartridge charge will apply. If a tape or cartridge is requested in addition to data transmission, both the per tape or cartridge charge and the per data transmission charge applies.

6.8.2 ELECTRONIC CUSTOMER SERVICE RECORD RETRIEVAL

  6.8.2.1 DESCRIPTION

    (A) This service provides the reseller with the ability to electronically request the customer service record of an end user. The current customer service record will be formatted by the Telephone Company and transmitted back to the reseller. The customer service record reflects the most recent, completed service order activity and provides the service and equipment billed by the Telephone Company to a Telephone Company end user or to a reseller.

  6.8.2.2 APPLICATION OF RATES AND CHARGES

     (A) A service record retrieval charge applies to each customer service record electronically delivered to the reseller.

     (B) A reseller may request any number of electronic customer service records, but will only be charged for the number of electronic customer service records successfully transmitted to the reseller.

6.8.3 DIRECTORY SERVICES

  6.8.3.1 DIRECTORY ASSISTANCE (DA) AND DIRECTORY LISTING SERVICES

    (A) The Telephone Company will include in its published white pages directories and in its directory assistance records, the name, address and telephone number of the reseller's telephone exchange service customers (one listing per end user line), in accordance with the Telephone Company provisions relating to alphabetical listings and to directory assistance as specified in VTPSB No. 20. Such listings will not be provided for any lines for which the reseller purchases nonpublished and nonlisted number service. Additional listings will be provided under the terms and conditions set forth in VTPSB No. 20.

    (B) Yellow Page Listing - Upon request of the reseller the Telephone Company will include in its published yellow page directories a single line, light-face (non-bold) listing for the reseller's telephone exchange service business end user.

    (C) The Telephone Company will include in the "Information Pages" or comparable section of its white page directories, for areas served by the reseller, the reseller's customer service telephone number which shall be provided by the reseller.

6.8 OTHER SERVICES (CONT'D)

6.8.4 ENHANCED UNIVERSAL EMERGENCY NUMBER SERVICE E-9-1-1

    (A) The Telephone Company will include the resellers telephone exchange service customers in the relevant E-9-1-1 database(s).

6.8.5 ANNOYANCE CALL BUREAU

    (A) Resellers are entitled to use the services provided by the Telephone Company's annoyance call bureau.

6.8.6 OPERATOR SERVICES/DIRECTORY ASSISTANCE SERVICES

    6.8.6.1 At the reseller's option, the Telephone Company will re-route the reseller's end-users' local and toll operator services and directory assistance calls to an alternate operator services provider. The Telephone Company will provide such re-routing services on a first come, first served basis pursuant to a mutually agreed-upon schedule. The schedule established will depend upon the reseller's specific requirements, and in any event be completed within twelve months of the request.

    6.8.6.2 The rerouting of operator services and directory assistance calls will be implemented at the Reseller's expense. The charge will be determined on an individual case basis.

    6.8.6.3 Trunks for Operator Services/Directory Assistance Routing can be ordered in Section 5.6.1.7.

    6.8.6.4 The Telephone Company may request the reseller to provide forecasts of its anticipated use of operator services and directory assistance routing for planning purposes.

    6.8.6.5 Reseller must arrange for Operator Services/Directory Assistance routing by submitting a Network Design Request as specified in
                5.6.1.1 (D)(9).

    6.8.6.6 At the reseller's option, the Telephone Company will provide Operator Services and Directory Assistance announcement services to the reseller when the reseller utilizes the Telephone Company's Operator and Directory Assistance Services for the reseller's end-users' local and toll Operator Services and Directory Assistance calls. The reseller may choose a branded or unbranded announcement. The Telephone Company will provide such rebranding services on a first come, first served basis pursuant to a mutually agreed-upon schedule. The schedule established will depend upon the reseller's specific requirements, and in any event be completed within twelve months of the request.

    6.8.6.7 The establishment of branding of operator services and directory assistance call will be implemented at the Reseller's expense. The charge will be determined on an individual case basis. The rate per branded announcement, is detailed in Section 5.8.7(A)(1).

    6.8.6.8 The Telephone Company may request the reseller to provide forecasts of its anticipated use of operator services and directory assistance branding for planning purposes.

   6.9 RESERVED FOR FUTURE USE

                           VERMONT RESALE AGREEMENT
                                    SECTION 6

6.10   RATES AND CHARGES

6.10.5 RESALE


6.10.5.3.1  Discounts to Underlying Services


          ID  Service Category          Rate Element                           Rate
-----------------------------------------------------------------------------------
          A.  Discounts for all         Business Services                     26.01%
              services except
              those in
              6.10.5.3. 1 (B)

                                        Residence Services                    18.20%

          B.  Discounts only for        Business Services                     27.66%
              services specified in
              VTPSB No. 20,
              Part A, Sections 5.1

              through 5.4 and the       Residence Services                    20.43%
              exchange line
              portion of services
              in Part H where the
              reseller provides
              OSDA




6.10.5.3.2  Service Establishment Charges


  ID    Service Category                     Rate Element                                 Rate
-------------------------------------------------------------------------------------------------
           Recurring                 Monthly charge per reseller during                 $2,606.00
           Establishment             the 5 year recovery period
           Charge*

           Non-Recurring             Per OSS transaction during 7 yr.                       $1.26
           Establishment             period for recovery of
           Charges                   development costs (included
                                     development and ongoing costs)


*  This charge provides for NYNEX region-wide access to the OSS platform.

6.10.5.3.3  Other Charges


   ID       SERVICE CATEGORY                     Rate Element                                 Rate
--------------------------------------------------------------------------------------------------

            Service Center             Monthly charge per resold line                         $0.21
            Maintenance
            Charge

            Electronic Interface       Per OSS Transaction after the                          $0.42
            Maintenance                development costs are fully
            Charge                     recovered (includes only ongoing
                                       costs)

            Complex Order              Per Centrex line ordered                               $16.27
            Charge


6.10.8 Optional Services


6.10.8.1  Call Usage Detail


ID            Service Category           Rate Element                                        Rate
------------------------------------------------------------------------------------------------------
              Record Processing          Per Record Processed                                $0.004099

              Data Transmission          Per Record Transmitted                              $0.000119

              Tape or Cartridge          Per Tape or Cartridge                                  $20.12


6.10.8.2  Electronic Customer Service Record Retrieval


ID            Service Category                  Rate Element                             Rate
---------------------------------------------------------------------------------------------
            Electronic                                                                  $0.14
            Customer Service                 Per Customer Record
            Record Retrieval


6.10.8.6  Operator Services/Directory Assistance Services


ID       Service Category                Rate Element                               Rate
----------------------------------------------------------------------------------------

         Establishment of                                                            ICB
         Branding                   Nonrecurring Establishment
                                    Charge



         Branded                    Branding Surcharge per Call                      $0.077810
         Announcement
         Charge


                            APPENDIX 1, ATTACHMENT 11


                 QUALIFIED BUSINESS LINES FOR VOLUME COMMITMENT
                                     VERMONT


----------------------------------------------------------------------------------------------------------------------------------
ACCESS LINES
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Non-Optional Measured - Low Use                                          LMB             ALM
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Non-Optional Measured - Standard                                         LMA             B2K
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Direct Inward Dial Trunks                                                NDT             ND8
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
PBX Trunks                                                               XMB             XFB
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                    PBX DIGITAL TRUNKS                                  T2DMX           T4DOX
                                                                   ---------------------------------------------------------------
                                                                   ---------------------------------------------------------------
                                                                        T2DOX           TDYMX
                                                                   ---------------------------------------------------------------
                                                                   ---------------------------------------------------------------
                                                                        T4DMX           TDYOX
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                    PBX ANALOG TRUNKS                                    RM7             TG8             TBPCX            TM7
                                                                   ---------------------------------------------------------------
                                                                   ---------------------------------------------------------------
                                                                         T1V            TGJTM             TCX             TM9
                                                                   ---------------------------------------------------------------
                                                                   ---------------------------------------------------------------
                                                                        T2D1X            TGQ              TDD             TMB
                                                                   ---------------------------------------------------------------
                                                                   ---------------------------------------------------------------
                                                                        T2DCX            TGZ             TDY1X            TMC
                                                                   ---------------------------------------------------------------
                                                                   ---------------------------------------------------------------
                                                                         T3E             THN             TDYCX            TMK
                                                                   ---------------------------------------------------------------
                                                                   ---------------------------------------------------------------
                                                                         T3U             THO             TEPCX            TMR
                                                                   ---------------------------------------------------------------
                                                                   ---------------------------------------------------------------
                                                                         T3V             THQ              TF6             TMT
                                                                   ---------------------------------------------------------------
                                                                   ---------------------------------------------------------------
                                                                         T4U             THU              TFB             TMU
                                                                   ---------------------------------------------------------------
                                                                   ---------------------------------------------------------------
                                                                         T4V             THW              TFC            TP5CX
                                                                   ---------------------------------------------------------------
                                                                   ---------------------------------------------------------------
                                                                         T4X             THZ              TFK             TS9
                                                                   ---------------------------------------------------------------
                                                                   ---------------------------------------------------------------
                                                                         T5E             TJT              TFQ            TS90X
                                                                   ---------------------------------------------------------------
                                                                   ---------------------------------------------------------------
                                                                         T5K             TKG              TFR             TW6
                                                                   ---------------------------------------------------------------
                                                                   ---------------------------------------------------------------
                                                                         T5N             TKO              TFT             TYD
                                                                   ---------------------------------------------------------------
                                                                   ---------------------------------------------------------------
                                                                         T50             TKV              TFU             TZQ
                                                                   ---------------------------------------------------------------
                                                                   ---------------------------------------------------------------
                                                                         T86             TM2              TG2             TZZ
                                                                   ---------------------------------------------------------------
                                                                   ---------------------------------------------------------------
                                                                         T87             TM3              TG7             TJB
                                                                   ---------------------------------------------------------------
                                                                   ---------------------------------------------------------------
                                                                         TB2             TM5              TBB             TM6
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                           CENTREX:**
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
**Excludes:
1. Centrex systems priced under a special contract (ICB, FPO, LSO, Custom Pricing)
2. Centrex systems which serve multiple end user customers
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                           INTELLIPATH
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Non-Optional Measured - DMS1OO                                          E6JJX
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Non-Optional Measured - 5ESS                                            E6JUX
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Measured - DMS1OO                                                       E6KJX
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Measured - 5ESS                                                         E6KUX
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                   INTELLIPATH STATIONS / LINES
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Primary Station - Principle premise                                      R42
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Primary Station - Principle premise - Fully Restricted                   R45
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Primary Station - other than Principle premise                           R43
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Primary Station - other than Principle premise - Fully
Restricted                                                               R46
----------------------------------------------------------------------------------------------------------------------------------

                            APPENDIX 1, ATTACHMENT 12



                 PRODUCTS AND SERVICES ELIGIBLE FOR VTD DISCOUNT
                                    VERMONT


----------------------------------------------------------------------------------------------------------------------------------
ACCESS LINES
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Non-Optional Measured - Low Use                                           LMB             ALM
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Non-Opflonal Measured - Standard                                          LMA            B2K
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Direct Inward Dial Trunks                                                 NDT             ND8
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
PBX Trunks                                                                XMB             XFB
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                      PBX DIGITAL TRUNKS                                 T2DMX           T4DOX
                                                                    --------------------------------------------------------------
                                                                    --------------------------------------------------------------
                                                                         T2DOX           TDYMX
                                                                    --------------------------------------------------------------
                                                                    --------------------------------------------------------------
                                                                         T4DMX           TDYOX
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                      PBX ANALOG TRUNKS                                   RM7             TG8            TBPCX            TM7
                                                                    --------------------------------------------------------------
                                                                    --------------------------------------------------------------
                                                                          T1V            TGJTM            TCX             TM9
                                                                    --------------------------------------------------------------
                                                                    --------------------------------------------------------------
                                                                         T2D1X            TGQ             TDD             TMB
                                                                    --------------------------------------------------------------
                                                                    --------------------------------------------------------------
                                                                         T2DCX            TGZ            TDY1X            TMC
                                                                    --------------------------------------------------------------
                                                                    --------------------------------------------------------------
                                                                          T3E             THN            TDYCX            TMK
                                                                    --------------------------------------------------------------
                                                                    --------------------------------------------------------------
                                                                          T3U             THO            TEPCX            TMR
                                                                    --------------------------------------------------------------
                                                                    --------------------------------------------------------------
                                                                          T3V             THQ             TF6             TMT
                                                                    --------------------------------------------------------------
                                                                    --------------------------------------------------------------
                                                                          T4U             THU             TFB             TMU
                                                                    --------------------------------------------------------------
                                                                    --------------------------------------------------------------
                                                                          T4V             THW             TFC            TP5CX
                                                                    --------------------------------------------------------------
                                                                    --------------------------------------------------------------
                                                                          T4X             THZ             TFK             TS9
                                                                    --------------------------------------------------------------
                                                                    --------------------------------------------------------------
                                                                          T5E             TJT             TFQ            TS90X
                                                                    --------------------------------------------------------------
                                                                    --------------------------------------------------------------
                                                                          T5K             TKG             TFR             TW6
                                                                    --------------------------------------------------------------
                                                                    --------------------------------------------------------------
                                                                          T5N             TKO             TFT             TYD
                                                                    --------------------------------------------------------------
                                                                    --------------------------------------------------------------
                                                                          T50             TKV             TFU             TZQ
                                                                    --------------------------------------------------------------
                                                                    --------------------------------------------------------------
                                                                          T86             TM2             TG2             TZZ
                                                                    --------------------------------------------------------------
                                                                    --------------------------------------------------------------
                                                                          T87             TM3             TG7             TJB
                                                                    --------------------------------------------------------------
                                                                    --------------------------------------------------------------
                                                                          TB2             TM5             TBB             TM6
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
INTRA-LATA TOLL

#MUST BE ASSOCIATED WITH A RESOLD VTD QUALIFIED BUSINESS LINE
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Message Rate Service                                                      N/A
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
MTS, including Business Link Optional Calling Plan but                    OVP             OV2
                                                                    --------------------------------------------------------------
                                                                    --------------------------------------------------------------
excluding all other Optional Calling Plans
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
FEATURES

#MUST BE ASSOCIATED WITH A RESOLD VTD QUALIFIED BUSINESS LINE
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Touch Tone                                                                TTB
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Call Forwarding                                                           ESM
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Call Forwarding, Speed Calling 8 & Speed Calling 30                       EZO
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Call Forwarding, Three Way Calling & Speed Calling 30                     ESB
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Call Forwarding, Three Way Calling & Speed Calling 8                      ESR
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Call Forwarding, Three Way Calling, Speed Calling 8 &

Speed Calling 30                                                          EZS
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Call Walting                                                              ESX
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Call Waiting, Call Forwarding & Speed Calling 30                          ESG
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Call Waiting, Call Forwarding & Speed Calling 8                           ESA
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Call Waiting, Call Forwarding & Three Way Calling                         ETC
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Call Waiting, Call Forwarding, Speed Calling 8 & Speed

Calling 30                                                                EZQ
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Call Waiting, Call Forwarding, Three Way Calling & Speed

Ealling 30                                                                ES5
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
Call Waiting, Call Forwarding, Three Way Calling & Speed

Calling 8                                                               ES3
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Call Waiting, Call Forwarding, Three Way Calling, Speed

Calling 8 & Speed Calling 30                                            EZT
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Call Waiting, Speed Calling 8 & Speed Calling 30                        EZN
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Call Waiting, Three Way Calling & Speed Calling 30                      ET3
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Call Waiting, Three Way Calling & Speed Calling 8                       ET8
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Call Waiting, Three Way Calling, Speed Calling 8 &

Speed Calling 30                                                        EZR
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Speed Calling 30                                                        E3D
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Speed Calling 8                                                         E8C
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Three Way Calling                                                       ESC
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Three Way Calling, Speed Calling 8 & Speed Calling 30                   EZP
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Call Forwarding II                                                      CFZ              GCZ             E5E
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PHONE SMART SERVICES

#MUST BE ASSOCIATED WITH A RESOLD VTD QUALIFIED BUSINESS LINE
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*69                                                                     NSS
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*69 (Per Activation Charge)
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*69 Denial                                                              HBS
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Call Trace                                                              NST
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Call Waiting ID                                                         NWT
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Call Waiting ID with Name                                              N7PXA
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Call Trace (Per Activation Charge)
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Caller ID                                                               NSD
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Caller ID with Name                                                     NNK
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Caller ID Manager                                                       NWL
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Caller ID Manager with Name                                             NNW
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Per Call Blocking
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Per Line Blocking                                                       NBJ
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Repeat Dialing                                                          NSQ
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Repeat Dialing (Per Activation Charge)
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Repeat Dialing & *69                                                    NSP
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Repeat Dialing Denial                                                   HBQ
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


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